Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Robert C. Doll, Jr., Chief Executive Officer of BlackRock MuniHoldings California Insured Fund, Inc. (the "Fund"), certify that:

      1. The N-CSR/A of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: June 7, 2007


                                               /s/ Robert C. Doll, Jr.
                                               ---------------------------------
                                               Robert C. Doll, Jr.,
                                               Chief Executive Officer of
                                               BlackRock MuniHoldings California
                                               Insured Fund, Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to BlackRock MuniHoldings California Insured Fund, Inc. and will be retained by BlackRock MuniHoldings California Insured Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Donald C. Burke, Chief Financial Officer of BlackRock MuniHoldings California Insured Fund, Inc. (the "Fund"), certify that:

      1. The N-CSR/A of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: June 7, 2007


                                               /s/ Donald C. Burke
                                               ---------------------------------
                                               Donald C. Burke,
                                               Chief Financial Officer of
                                               BlackRock MuniHoldings California
                                               Insured Fund, Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to BlackRock MuniHoldings California Insured Fund, Inc. and will be retained by BlackRock MuniHoldings California Insured Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.